                                                                    EXHIBIT 10.3

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Third Amendment") executed as of the 1st day of April, 2003, by and among RANGE RESOURCES CORPORATION, a Delaware corporation ("Borrower") and BANK ONE, NA, a national banking association ("Bank One"), and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party hereto pursuant to the provisions of Section 29 of the Credit Agreement or any successor or assignee thereof (hereinafter collectively referred to as "Lenders", and individually, "Lender") and Bank One, as Administrative Agent ("Agent"), Fleet National Bank, as Co-Documentation Agent, Fortis Capital Corp., as Co-Documentation Agent, JPMorgan Chase Bank, as Co-Syndication Agent, Credit Lyonnais New York Branch, as Co-Syndication Agent, Banc One Capital Markets, Inc., as Joint Lead Arranger and Joint Bookrunner and JPMorgan Securities, Inc., as Joint Lead Arranger and Joint Bookrunner.

                                   WITNESSETH:

         WHEREAS, as of May 2, 2002, Borrower, Agent and the Lenders entered into an Amended and Restated Credit Agreement pursuant to which the Lenders made a credit facility available to Borrower (the "Credit Agreement"); and

         WHEREAS, Borrower and all the Lenders have heretofore entered into a First Amendment to Amended and Restated Credit Agreement and a Second Amendment to Amended and Restated Credit Agreement.

         WHEREAS, the Borrowers, Lenders and Agents have agreed to amend the Credit Agreement to make certain changes thereto as set forth herein and Comerica-Bank Texas ("Comerica") has agreed to purchase an interest in the Loans concurrently with the closing of this Third Amendment.

         NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:

         1. Unless otherwise defined herein all defined terms used herein shall have the same meaning as ascribed to such terms in the Credit Agreement.

         2. Section 1 of the Credit Agreement is hereby amended in the following respects:

                  (a) By deleting the definition of "EBITDAX" therefrom in its entirety and substituting the following in lieu thereof:

                           "EBITDA shall mean Net Income (excluding gains and
                  losses from asset sales, extraordinary and non-recurring gains and losses) plus the sum of (i) income tax expense (but excluding income tax expense relating to the sales or other disposition of assets, including capital stock, the gains and losses from which are excluded in the determination of Net Income), plus (ii) Interest

                  Expense, plus (iii) depreciation, depletion and amortization expense, plus (iv) any other non-cash expenses, plus (v) all non-cash losses resulting from the application of FASB 121, minus (vi) any non-cash gains or non-cash losses resulting from the application of FASB 133 or 143, all as determined in accordance with GAAP and calculated as of the end of each fiscal quarter on a trailing four-quarter basis."

                  (b) By deleting the definition of "Maturity Date" therefrom in its entirety and substituting the following in lieu thereof:

                           "Maturity Date shall mean January 1, 2007."

         3. Any and all references in the Credit Agreement to "EBITDAX" are hereby deleted and the word "EBITDA" is substituted therefor in each instance.

         4. As of April 1, 2003, the Borrowing Base shall be $170,000,000 until redetermined pursuant to Section 7(b) of the Credit Agreement.

         5. The Lenders have agreed to reallocate their respective Commitments and allow Comerica to acquire an interest in the Commitments and Loans. As required by the Credit Agreement, the Agent and the Borrower, hereby consent to the sale of the portion of the Commitments to Comerica. After such reallocation of Commitments, the Lenders shall own the Commitment Percentages set forth on Schedule 1 hereto as of the Third Amendment Effective Date. Each Lender shall surrender it's existing Note and be issued a new Note on the face amount equal to each Lenders' Commitment Percentage times $225,000,000. Each said Note to be in the form of Exhibit B to the Credit Agreement with appropriate insertions thereto.

         6. In consideration of the Lenders' agreement to extend the Maturity Date, the Borrower hereby agrees to pay to the Lenders on the Third Amendment Effective Date an amount equal to $232,500, to be prorated among all Lenders other than Comerica based upon their Commitment Percentages prior to the Third Amendment Effective Date. In addition and in consideration of the Lenders' agreement to increase the Borrowing Base to $170,000,000, Borrower agrees to pay, on the Third Amendment Effective Date, a borrowing base increase fee to the Lenders equal to $93,750, to be prorated among Lenders with new or increased Commitments as of the Third Amendment Effective Date.

         7. Except to the extent its provisions are specifically amended, modified or superseded by this Third Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Third Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.

         8. This Third Amendment shall be effective as of the date first above written, but only upon the satisfaction of the conditions precedent set forth in Paragraph 8 hereof (the "Third Amendment Effective Date").

         9. The obligations of Lenders under this Third Amendment shall be subject to the following conditions precedent:

                  (a) Execution and Delivery. The Borrower and each Guarantor shall have executed and delivered this Third Amendment, and other required documents, all in form and substance satisfactory to the Agent;

                  (b) Representations and Warranties. The representations and warranties of the Borrowers under this Third Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

                  (c) No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

                  (d) Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent;

                  (e) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of Borrower.

         10. Borrower hereby represents and warrants that all factual information heretofore and contemporaneously furnished by or on behalf of Borrower to Agent for purposes of or in connection with this Third Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Third Amendment or any investigation by Lenders.

         11. The Borrower agrees to indemnify and hold harmless the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Lender, including all local counsel hired by such counsel) ("Claim") incurred by the Lenders in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrower or its agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Lenders hereunder or at common law or otherwise, and shall survive any termination of this Third Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrower to the Lenders hereunder and under the Notes, provided that the Borrower shall have no obligation under this section to the Lenders with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Lenders. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrower of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrower's expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrower may at its own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON ANY INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM.

         12. This Third Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         13. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THE FIRST AMENDMENT, THE SECOND AMENDMENT, AND THIS THIRD AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         14. The Guarantors hereby consent to the execution of this Third Amendment by the Borrower and reaffirms their guaranties of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this Third Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in their respective Guaranties the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.

         IN WITNESS WHEREOF, the parties have caused this Third Amendment to Credit Agreement to be duly executed as of the date first above written.

                                       BORROWER:

                                       RANGE RESOURCES CORPORATION
                                       a Delaware corporation

                                       By: /s/ Eddie LeBlanc
                                          --------------------------------------
                                          Eddie LeBlanc, Chief Financial Officer

                                       GUARANTORS:

                                       RANGE ENERGY I, INC.
                                       a Delaware corporation

                                       By: /s/ [ILLEGIBLE]
                                           -------------------------
                                       Name: [ILLEGIBLE]
                                       Title: [ILLEGIBLE]

                                       RANGE HOLDCO, INC.
                                       a Delaware corporation

                                       By: /s/ [ILLEGIBLE]
                                           -------------------------
                                       Name: [ILLEGIBLE]
                                       Title: [ILLEGIBLE]

                                       RANGE PRODUCTION COMPANY
                                       a Delaware corporation

                                       By: /s/ [ILLEGIBLE]
                                           -------------------------
                                       Name: [ILLEGIBLE]
                                       Title: [ILLEGIBLE]

                                    RANGE ENERGY VENTURES
                                    CORPORATION, a Delaware corporation

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name: [ILLEGIBLE]
                                    Title: [ILLEGIBLE]

                                    GULFSTAR ENERGY, INC.
                                    a Delaware corporation

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name: [ILLEGIBLE]
                                    Title: [ILLEGIBLE]

                                    RANGE ENERGY FINANCE CORPORATION
                                    a Delaware corporation

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name: [ILLEGIBLE]
                                    Title: [ILLEGIBLE]

                                    LENDERS

                                    BANK ONE, NA, a national
                                    banking association (Main Office Chicago) as a Lender and Administrative Agent

                                    By: /s/ Wm. Mark Cranmer
                                       -----------------------------------------
                                            Wm. Mark Cranmer
                                            Director, Capital Markets

                                    BANK OF SCOTLAND

                                    By: /s/ Annie Glynn
                                       -----------------------------------------
                                    Name: Annie Glynn
                                    Title: Senior Vice President

                                    JPMORGAN CHASE BANK

                                    By: /s/ Robert C. Mertensotto
                                       -----------------------------------------
                                    Name: Robert C. Mertensotto
                                    Title: Managing Director

                                    COMPASS BANK

                                    By: /s/ John M. Falbo
                                       -----------------------------------------
                                            John M. Falbo, Senior Vice President

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By: /s/ Olivier Audemard
                                       -----------------------------------------
                                    Name: Olivier Audemard
                                    Title: Senior Vice President
                                           (Range doc #1256949)

                                    FLEET NATIONAL BANK

                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                    Name: [ILLEGIBLE]
                                    Title: Vice President

                                    FORTIS CAPITAL CORP.

                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                    Name: [ILLEGIBLE]
                                    Title: VICE PRESIDENT

                                    By: /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                    Name: [ILLEGIBLE]
                                    Title: MANAGING DIRECTOR

                                    NATEXIS BANQUES POPULAIRES

                                    By: /s/ Renaud J. d'Herbes
                                       -----------------------------------------
                                    Name: Renaud J. d'Herbes
                                    Title: Senior Vice President
                                           and Regional Manager

                                    By: /s/ Dariel Payer
                                       -----------------------------------------
                                    Name: Dariel Payer
                                    Title: Vice President

                                    COMERICA BANK-TEXAS

                                    By: /s/ Michele L. Jones
                                       -----------------------------------------
                                    Name: Michele L. Jones
                                    Title: Vice President

                                   SCHEDULE 1

-------------------------------------------------------------------------------------------------------------------
                           BB Allocation           %                % to 15 decimals                  Note Amount
-------------------------------------------------------------------------------------------------------------------
 Bank One                 $ 21,379,310.35         12.58%            12.576064911982500%             $ 28,296,146.06
-------------------------------------------------------------------------------------------------------------------
 Bank of Scotland         $ 21,379,310.35         12.58%            12.576064911982500%             $ 28,296,146.05
-------------------------------------------------------------------------------------------------------------------
 JP Morgan Chase          $ 21,379,310.35         12.58%            12.576064911982500%             $ 28,296,146.05
-------------------------------------------------------------------------------------------------------------------
 Compass                  $ 16,034,482.76          9.43%             9.432048680609940%             $ 21,222,109.53
-------------------------------------------------------------------------------------------------------------------
 Credit Lyonnais          $ 21,379,310.35         12.58%            12.576064911982500%             $ 28,296,146.05
-------------------------------------------------------------------------------------------------------------------
 Fleet                    $ 21,379,310.35         12.58%            12.576064911982500%             $ 28,296,146.05
-------------------------------------------------------------------------------------------------------------------
 Fortis                   $ 21,379,310.35         12.58%            12.576064911982500%             $ 28,296,146.05
-------------------------------------------------------------------------------------------------------------------
 Natexis                  $ 10,689,655.14          6.29%             6.288032435729840%             $ 14,148,072.98
-------------------------------------------------------------------------------------------------------------------
 Comerica                 $ 15,000,000.00          8.82%             8.823529411764710%             $ 19,852,941.18
-------------------------------------------------------------------------------------------------------------------
                          $          0.00
-------------------------------------------------------------------------------------------------------------------
                          $170,000,000.00        100.00%                        100.00%             $225,000,000.00
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                  FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT (hereinafter referred to as the "First Amendment") executed as of the 1st day of April, 2003, by and among GREAT LAKES ENERGY PARTNERS, L.L.C., a Delaware limited liability company (hereinafter referred to as "Borrower") and BANK ONE, NA (successor by merger to Bank One, Texas, N.A.) ("Bank One"), JPMORGAN CHASE BANK ("Chase"), THE BANK OF NOVA SCOTIA ("Scotiabank"), BANK OF SCOTLAND ("BOS"), CREDIT LYONNAIS NEW YORK BRANCH ("CL"), FORTIS CAPITAL CORP. ("Fortis"), THE FROST NATIONAL BANK ("Frost"), UNION BANK OF CALIFORNIA, N.A. ("Union"), COMERICA BANK-TEXAS ("Comerica") and NATEXIS BANQUES POPULAIRES ("Natexis") and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Agreement) or which may from time to time become a party hereto pursuant to the provisions of Section 28 of the hereinafter defined Credit Agreement or any successor or assignee thereof (hereinafter collectively referred to as "Lenders", and individually, "Lender"), Bank One, as Administrative Agent, Chase, as Syndication Agent, CL, as Co-Documentation Agent, Scotiabank, as Co-Documentation Agent and Banc One Capital Markets, Inc., as Joint Lead Arranger and Bookrunner and JPMorgan Securities, Inc., as Joint Lead Arranger and Bookrunner.

                                   WITNESSETH:

         WHEREAS, Borrower and certain of the Lenders ("Original Lenders") and Agents entered into a Restated Credit Agreement dated as of May 3, 2002 (as amended, restated and renewed from time to time, the "Credit Agreement") pursuant to which Lenders agreed to make a revolving loan to the Borrower in amounts of up to $275,000,000; and

         WHEREAS, Borrower, Lenders and Agents have agreed to amend the Credit Agreement to make certain changes thereto as set forth herein and Comerica and Natexis have agreed to purchase interests in the Loans concurrently with the closing of this First Amendment.

         NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:

         1. Unless otherwise defined herein all defined terms used herein shall have the same meaning as ascribed to such terms in the Credit Agreement.

         2. Section 1 of the Credit Agreement is hereby amended in the following respects:

                  (a) By deleting the definition of "Consolidated Net Income" therefrom in its entirety and substituting the following in lieu thereof:

                  "Consolidated Net Income shall mean Borrower's consolidated net income after income taxes calculated in accordance with GAAP, but excluding any non-cash gains or losses as a result of the application of FASB Statements 133 and 143."

                  (b) By deleting the definition of "Maturity Date" therefrom in its entirety and substituting the following in lieu thereof:

                  "Maturity Date shall mean January 1, 2007."

                  (c) By deleting the definition of "Pre-Approved Contracts" therefrom in its entirety and substituting the following in lieu thereof:

                  "Pre-Approved Contracts as used herein shall mean any contracts or agreements entered into in connection with any Rate Management Transaction designed (i) to hedge, forward, sell or swap crude oil or natural gas or otherwise sell up to
                  (A) 90% of the Borrower's anticipated production from proved, developed producing reserves of crude oil, and/or 90% of the Borrower's anticipated production from proved, developed producing reserves of natural gas if all such contracts or agreements have maturities of thirty-six (36) months or less, and (B) 80% of the Borrower's anticipated production from proved, developed producing reserves of crude oil, and/or 80% of Borrower's anticipated production from proved, developed producing reserves of natural gas if any of such contracts or agreements has a maturity in excess of thirty-six (36) months, and (ii) with one or more of the Lenders or counterparties to the hedging agreement listed on Exhibit "F" hereto."

         3. Section 12 of the credit Agreement is hereby amended by deleting Subsection (a)(ii) therefrom in is entirety and substituting the following in lieu thereof:

                  "(ii) Quarterly Financing Statements. As soon as available, and in any event within forty-five (45) days after the end of each fiscal quarter of each year beginning with the fiscal quarter ended March 31, 2003, the quarterly unaudited consolidated Financial Statements of Borrower prepared in accordance with GAAP; or"

         4. Any and all references in the Credit Agreement to "Oceana Exploration Company, L.C." are hereby amended to substitute the name "Victory Energy Partners, L.L.C." in lieu thereof.

         5. Exhibit "F" to the Credit Agreement is hereby amended by adding the name "Mitsui & Co. Energy Risk Management, LTD." thereto.

         6. As of April 1, 2003, the Borrowing Base shall be $225,000,000 until redetermined pursuant to Section 7(b) of the Credit Agreement.

         7. The Lenders have agreed to reallocate their respective Commitments and allow Comerica and Natexis to acquire an interest in the Commitments and Loans. As required by the Credit Agreement, the Agent and the Borrower, hereby consent to the sale of the portion of the Commitments to Comerica and Natexis. After such reallocation of Commitments, the Lenders shall own the Commitment Percentages set forth on Schedule 1 hereto as of the First Amendment Effective Date. Each Lender shall surrender it's existing Note and be issued a new Note on the face amount equal to each Lenders' Commitment Percentage times $275,000,000. Each said Note to be in the form of Exhibit B to the Credit Agreement with appropriate insertions thereto.

         8. In consideration of the Lenders' agreement to extend the Maturity Date, the Borrower hereby agrees to pay to the Lenders on the First Amendment Effective Date an amount equal to $512,500, to be prorated among the Original Lenders based upon their Commitment Percentages prior to the First Amendment Effective Date. In addition and in consideration of the Lenders' agreement to increase the Borrowing Base to $225,000,000, Borrower agrees to pay, on the First Amendment Effective Date, a borrowing base increase fee to the Lenders equal to $53,968.75 to be prorated among Lenders with new or increased Commitments as of the First Amendment Effective Date.

         9. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.

         10. This First Amendment shall be effective as of the date first above written, but only upon the satisfaction of the conditions precedent set forth in Paragraphs 8 and 11 hereof (the "First Amendment Effective Date").

         11. The obligations of Lenders under this First Amendment shall be subject to the following conditions precedent:

                  (a) Execution and Delivery. The Borrower and each Guarantor shall have executed and delivered this First Amendment, and other required documents, all in form and substance satisfactory to the Agent;

                  (b) Representations and Warranties. The representations and warranties of the Borrowers under this First Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

                  (c) No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

                  (d) Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent;

                  (e) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of Borrower.

         12. Borrower hereby represents and warrants that all factual information heretofore and contemporaneously furnished by or on behalf of Borrower to Agent for purposes of or in connection with this First Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this First Amendment or any investigation by Lenders.

         13. The Borrower agrees to indemnify and hold harmless the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Lender, including all local counsel hired by such counsel) ("Claim") incurred by the Lenders in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrower or its agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Lenders hereunder or at common law or otherwise, and shall survive any termination of this First Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrower to the Lenders hereunder and under the Notes, provided that the Borrower shall have no obligation under this section to the Lenders with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Lenders. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrower of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrower's expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrower may at its own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON ANY INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM.

         14. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         15. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THE FIRST AMENDMENT AND THIS FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         16. The Guarantors hereby consent to the execution of this First Amendment by the Borrower and reaffirms their guaranties of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this First Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in their respective Guaranties the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Credit Agreement to be duly executed as of the date first above written.

                                    BORROWER:

                                    GREAT LAKES ENERGY PARTNERS, L.L.C.,
                                    a Delaware limited liability company

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name: [ILLEGIBLE]
                                    Title: Sr. V-P FINANCE

                                    GUARANTORS:

                                    VICTORY ENERGY PARTNERS, L.L.C.

                                    By:   Great Lakes Energy Partners, L.L.C.,
                                          managing member

                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                          Name: [ILLEGIBLE]
                                          Title: Sr. V-P FINANCE

                                    OHIO INTRASTATE GAS TRANSMISSION
                                    COMPANY

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name: [ILLEGIBLE]
                                    Title: Sr. V-P FINANCE

                                    LENDERS AND AGENTS:

                                    BANK ONE, NA
                                    as a Lender and as Administrative Agent
                                    (Main Office Chicago)

                                    By: /s/ Wm. Mark Cranmer
                                        ----------------------------------------
                                        Wm. Mark Cranmer, Director,
                                        Capital Markets

                                    JPMORGAN CHASE BANK
                                    as a Lender and as Syndication Agent

                                    By: /s/ Robert C. Mertensotto
                                        ----------------------------------------
                                    Name: Robert C. Mertensotto
                                    Title: Managing Director

                                    CREDIT LYONNAS NEW YORK BRANCH
                                    as a Lender and as Co-Documentation Agent

                                    By: /s/ Olivier Audemard
                                        ----------------------------------------
                                    Name: Olivier Audemard
                                    Title: Senior Vice President
                                           (doc. #1257260)

                                    BANK OF SCOTLAND

                                    By: /s/ Annie Glynn
                                        ----------------------------------------
                                    Name: ANNIE GLYNN
                                    Title: SENIOR VICE PRESIDENT

                                    THE BANK OF NOVA SCOTIA
                                    as a Lender and as Co-Documentation Agent

                                    By: /s/ M. D. Smith
                                        ----------------------------------------
                                    Name: M. D. Smith
                                    Title: Agent Operations

                                    FORTIS CAPITAL CORP.

                                    By: /s/ Christopher S.Parada
                                        ----------------------------------------
                                    Name: CHRISTOPHER S.PARADA
                                    Title: VICE PRESIDENT

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name: [ILLEGIBLE]
                                    Title: [ILLEGIBLE]

                                    THE FROST NATIONAL BANK

                                    By: /s/ John S. Warren
                                        ----------------------------------------
                                    Name: John S. Warren
                                    Title: Senior Vice President

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Name: [ILLEGIBLE]
                                    Title: Banking Officer

                                    By: /s/ Sean Murphy
                                        ----------------------------------------
                                    Name: SEAN MURPHY
                                    Title: VICE PRESIDENT

                                    COMERICA BANK-TEXAS

                                    By: /s/ Michele L. Jones
                                        ----------------------------------------
                                    Name: Michele L. Jones
                                    Title: Vice President

                                    NATEXIS BANQUES POPULAIRES

                                    By: /s/ Donovan C. Broussard
                                        ----------------------------------------
                                    Name: Donovan C. Broussard
                                    Title: Vice President and Manager

                                    By: /s/ Daniel Payer
                                        ----------------------------------------
                                    Name: Daniel Payer
                                    Title: Vice President

                                   SCHEDULE 1

-------------------------------------------------------------------------------------------------------------
                                        New $225MM BB/ $275MM (*) Allocation
-------------------------------------------------------------------------------------------------------------
                               BB Commitment        %                                            Face Note
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Bank One                      $ 34,337,500.00     15.26%            15.261111111111100%       $ 41,968,055.54
-------------------------------------------------------------------------------------------------------------
Credit Lyonnais               $ 34,337,500.00     15.26%            15.261111111111100%       $ 41,968,055.56
-------------------------------------------------------------------------------------------------------------
Bank of Scotland              $ 33,825,000.00     15.03%            15.033333333333300%       $ 41,341,666.67
-------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia           $ 30,955,000.00     13.76%            13.757777777777800%       $ 37,833,888.89
-------------------------------------------------------------------------------------------------------------
Fortis Capital                $ 26,957,500.00    11 .98%            11.981111111111100%       $ 32,948,055.56
-------------------------------------------------------------------------------------------------------------
JP Morgan Chase               $ 22,500,000.00     10.00%            10.000000000000000%       $ 27,500,000.00
-------------------------------------------------------------------------------------------------------------
Frost National Bank           $ 11,837,500.00      5.26%             5.261111111111110%       $ 14,468,055.56
-------------------------------------------------------------------------------------------------------------
Union Bank of
California                    $ 10,250,000.00      4.56%             4.555555555555560%       $ 12,527,777.78
-------------------------------------------------------------------------------------------------------------
Comerica                      $ 10,000,000.00      4.44%             4.444444444444440%       $ 12,222,222.22
-------------------------------------------------------------------------------------------------------------
Natexis                       $ 10,000,000.00      4.44%             4.444444444444440%       $ 12,222,222.22
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                              $225,000,000.00    100.00%                        100.00%       $275,000,000.00
-------------------------------------------------------------------------------------------------------------